UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2021

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ebix Way, Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 281-2020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	EBIX	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 2, 2021, Ebix, Inc. (the “Company”) received a notification letter from The Nasdaq Stock Market LLC (“Nasdaq”) stating that, because the Company has not yet filed its Annual Report on Form 10-K for the period ended December 31, 2021 (the “Form 10-K”), the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

Nasdaq’s notification letter states that the Company has 45 calendar days, or until April 16, 2021, to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 days from the prescribed due date for filing the Form 10-K to regain compliance. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel. The Company intends to provide its plan to Nasdaq well within the timeline set forth above.

As described in more detail below, the Company has retained KG Somani & Co. (“KGS”) as its independent registered public accounting firm to audit the Company’s 2020 financial statements, and while it cannot be certain of the timing of the audit process, the Company plans to work diligently with KGS to complete its annual filing with the U.S. Securities and Exchange Commission as soon as reasonably practical and is targeting submission of the Form 10-K filing by April 20, 2021.

On March 8, 2021 the Company issued a press release announcing its receipt of Nasdaq’s notification letter. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)    The Company previously announced that RSM US LLP (“RSM”) resigned on February 15, 2021 as our independent registered public accounting firm. The Company reported the resignation on a Form 8-K filed February 19, 2021 as amended on February 23, 2021.

(b)    The Company engaged KGS, effective March 5, 2021, as our independent accountants for the year ending December 31, 2020. The Audit Committee made the decision to engage KGS.

The Company has not consulted with the KGS during our two most recent fiscal years or during any subsequent interim period prior to its appointment as our new independent accountants regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that KGS concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

The Company has provided KGS with a copy of the disclosures set forth above in Item 4.01 of this Current Report on Form 8-K.

On March 8, 2021 the Company issued a press release announcing its engagement of KGS. A copy of the press release is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated by reference herein.

FORWARD LOOKING STATEMENTS

This communication contains certain statements that are “forward-looking” statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “will,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “seeks,” “may” or other similar words, phrases or expressions and variations or negatives of these words. Readers of this communication should understand that these statements are not guarantees of performance or results. Many risks and uncertainties could affect actual results and cause them to vary materially from the expectations contained in the forward-looking statements. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, potential impacts of RSM’s resignation; the risk of litigation or regulatory action arising from these matters, from the failure to timely file the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”) or from the resignation of the RSM; the timing of the review by, and the conclusions of, KGS regarding these matters and its impact on the financial statements; possible default by the Company under its credit facility; the ability of the Company to remediate any material weaknesses in internal control over financial reporting; potential reputational damage that the Company may suffer as a result of these matters or the resignation of RSM; the impact of these matters and the resignation of RSM on the value of the Company’s stock; and the risk that the filing of the Annual Report will take longer than anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us speaks only as of the date of this report. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated March 8, 2021, issued by Ebix, Inc. (Nasdaq Response Letter)

Exhibit 99.2	Press Release, dated March 8, 2021, issued by Ebix, Inc. (KGS Engagement)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2021

EBIX, INC.

By:	/s/ Steven M. Hamil
Name:	Steven M. Hamil
Title:	Chief Financial Officer